UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

Rithm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-42537	98-1832772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway, 8th Floor

New York, New York 10003

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (+1) (212) 850-7770

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	RAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 26, 2026, Rithm Acquisition Corp. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it is not in compliance with Section 802.01B of the NYSE Listed Company Manual (the “Listing Rule”), which requires an NYSE-listed company to maintain a minimum of 300 public stockholders on a continuous basis.

The Company will, within 45 days from the receipt of the Notice, submit a business plan to the NYSE that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice. Upon receipt of the plan, the NYSE has 45 days to review and determine if the plan reasonably demonstrates the Company’s ability to regain compliance with the minimum listing standards. The Notice has no immediate impact on the listing or trading of the Company’s securities. So long as the NYSE approves the plan, the Company’s securities will continue to be listed and traded on the NYSE during the 18-month period, subject to the Company’s compliance with other NYSE listing standards and periodic review by the NYSE of the Company’s progress under the plan. If the Company fails to comply with the business plan or the NYSE does not accept the plan, the NYSE may commence suspension and delisting procedures.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026

RITHM ACQUISITION CORP.

By:	/s/ Varun Wadhawan
Name:	Varun Wadhawan
Title:	Chief Executive Officer

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